EXHIBIT 10.12

                               SECURITY AGREEMENT

                                                          June 23, 2000


For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned SONIC AUTOMOTIVE, INC., a Delaware corporation, conducting business at 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, hereby grants unto FORD MOTOR CREDIT COMPANY, a Delaware corporation (hereinafter called "Lender"), whose address is 6302 Fairview Road, Suite 500, Charlotte, North Carolina 28210, a security interest in the following types of property located at the undersigned's place(s) of business set out above, or elsewhere, now owned or hereafter acquired by the undersigned (hereinafter called the "Collateral") and the proceeds thereof:


         a. All furniture, fixtures, machinery, supplies and other equipment.

         b. All motor vehicles, tractors, trailers, implements, service parts and accessories and other inventory of every kind.

         c. All accounts, instruments, contract rights, chattel paper and general intangibles.

Lender may, in the name of the undersigned or otherwise, receive, collect and receipt for the payment of all monies payable with respect to the foregoing accounts, instruments, contract rights, chattel paper and general intangibles and give full discharge therefor; endorse any checks, drafts, money orders or instruments for the payment thereof payable to or to the order of the undersigned that may be received by Lender in connection therewith; sue for, settle, adjust and compromise all present and future claims arising thereunder or in connection therewith; sell, assign, pledge or make any other agreement with respect thereto; and exercise all other rights and remedies that the undersigned would have with respect thereto but for this Security Agreement.

The undersigned warrants that, having due regard to all restrictions contained in its formation and operating documents, the undersigned has the power and authority to enter into this Security Agreement in the manner set out herein, and the undersigned has taken all steps necessary to insure that this Security Agreement is legally valid and enforceable in accordance with its terms and conditions.

If an Event of Default (as defined in the Deeds of Trust referred to herein) occurs, Lender shall have, in addition to all other rights and remedies provided by law, the remedies of a secured party under the Uniform Commercial Code including, without limitation, the right to take possession of the Collateral and for this purpose Lender may enter upon the premises where the Collateral may be situated and remove the same therefrom. In the event Lender takes possession of the Collateral, Lender may without notice sell the same at public or private sale or otherwise in such manner and upon such terms as shall appear to Lender to be reasonable and apply the proceeds of such sale or disposition, less the expenses of retaking, holding,
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preparing for sale and selling the Collateral and reasonable attorney's fees and legal expenses incurred by Lender to the partial or complete satisfaction of any indebtedness or obligation of the undersigned to Lender.

Pursuant to a guaranty of even date herewith, the undersigned has guaranteed the obligation of each of the entities listed on Schedule 1 attached hereto (collectively, "Borrower"), to Lender under (i) a Promissory Note dated of even date herewith in the principal amount of $50,000,000.00, (ii) a Promissory Note dated of even date herewith in the principal amount of $100,000,000.00 (collectively, the "Notes"), and (iii) the Deeds of Trust and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) dated as of even date herewith and hereafter, from Borrower, as grantor, to the trustee specified therein, for the benefit of Lender, as beneficiary, and the Mortgages and Assignments of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) dated as of even date herewith and hereafter, from Borrower, as mortgagor, to Lender, as mortgagee (collectively, the "Deeds of Trust") securing such Notes. This Security Agreement is granted by the undersigned to Lender to secure in part the obligations of the undersigned under such guaranty and any other guaranties now or hereafter executed by the undersigned of such Notes and the Deeds of Trust, including any amendments, increases, modifications and renewals thereof.

In Witness Whereof, the undersigned hereto has caused these presents to be duly executed under seal as of the day and year first above written.


SONIC AUTOMOTIVE, INC.,
a Delaware corporation


By  /s/ B. Scott Smith   (SEAL)
    ------------------------
    B. Scott Smith, President


Attest: /s/ Stephen K. Coss
       --------------------
        Stephen K. Coss, Secretary

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                                   SCHEDULE 1



1.       SRE Alabama - 1, LLC, an Alabama limited liability company

2.       SRE Alabama - 2, LLC, an Alabama limited liability company

3.       SRE Alabama - 3, LLC, an Alabama limited liability company

4.       SRealEstate Arizona - 1, LLC, an Arizona limited liability company

5.       SRealEstate Arizona - 2, LLC, an Arizona limited liability company

6.       SRealEstate Arizona - 3, LLC, an Arizona limited liability company

7.       SRealEstate Arizona - 4, LLC, an Arizona limited liability company

8.       SRE Florida - 1, LLC, a Florida limited liability company

9.       SRE Florida - 2, LLC, a Florida limited liability company

10.      SRE Florida - 3, LLC, a Florida limited liability company

11.      SRE Georgia - 1, L.P., a Georgia limited partnership

12.      SRE Georgia - 2, L.P., a Georgia limited partnership

13.      SRE Georgia - 3, L.P., a Georgia limited partnership

14.      SRE Holding, LLC, a North Carolina limited liability company

15.      SRE Nevada - 1, LLC, a Nevada limited liability company

16.      SRE Nevada - 2, LLC, a Nevada limited liability company

17.      SRE Nevada - 3, LLC, a Nevada limited liability company

18.      SRE South Carolina - 1, LLC, a South Carolina limited liability company

19.      SRE South Carolina - 2, LLC, a South Carolina limited liability company

20.      SRE Tennessee - 1, LLC, a Tennessee limited liability company

21.      SRE Tennessee - 2, LLC, a Tennessee limited liability company

22.      SRE Tennessee - 3, LLC, a Tennessee limited liability company

23.      SRE Texas - 1, L.P., a Texas limited partnership

                                      -3-
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24.      SRE Texas - 2, L.P., a Texas limited partnership

25.      SRE Texas - 3, L.P., a Texas limited partnership

26.      SRE Virginia - 1, LLC, a Virginia limited liability company

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